FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) is made and entered into this 9th day of November, 2015, by and among WHITE EAGLE ASSET PORTFOLIO, LP, a Delaware limited partnership (the “Borrower”), IMPERIAL FINANCE AND TRADING, LLC, a Florida limited liability company (“Imperial”), LAMINGTON ROAD BERMUDA LTD., a Bermuda company (“the Portfolio Manager”), CLMG CORP., a Texas corporation (the “Agent”), as Administrative Agent, and LNV CORPORATION., a Nevada corporation (the “Lender”).
WITNESSETH:
A.    The Borrower, Imperial, the Portfolio Manager, the Agent and the Lender are parties to that certain Amended and Restated Loan and Security Agreement, dated as of May 16, 2014 (the “Loan Agreement”). Capitalized words and terms used herein, but not defined herein, have the meanings set forth in the Loan Agreement.
B.    The Borrower, Imperial and the Portfolio Manager have requested that the Agent and the Lender agree to amend certain provisions of the Loan Agreement as set forth herein.
NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged and confessed by each of the parties hereto, the parties hereto hereby agree as follows:

1.	Section 2.8(a)(ii)(B) of the Loan Agreement is replaced in its entirety to read as follows: “(B) prior to November 9, 2015 only, to pay Debt Service;”

2.
Section 2.8(c) of the Loan Agreement is replaced in its entirety to read as follows: “For the avoidance of doubt, (i) prior to November 9, 2015, no proceeds of any Advance were used for, and no Lender was obligated to make any Advance for, the purposes of paying any accrued interest due on any prior Advances that equals the Rate Floor, (ii) on and after November 9, 2015, no proceeds of any Advance shall be used for, and no Lender shall be obligated to make any Advance for, the purposes of paying any accrued interest due on any prior Advances, regardless of whether such interest equals the Rate Floor and (iii) no proceeds of any Advance were used for or shall be used for, and no Lender shall be obligated to make any Advance for, the purposes of paying any amounts owing by the Borrower or any Affiliate thereof to Sea Port Group Securities, LLC or any of its Affiliates.”

3.
Clause “Ninth” of Section 5.2(b) of the Loan Agreement is modified to replace the reference to "the remaining Available Amount;" with the following language: "the remaining Available Amount after giving effect to all distributions on such

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Distribution Date pursuant to clauses “First” through “Eighth” of this Section 5.2(b);"

4.
Sub-clause (i) of clause “Eleventh” of Section 5.2(b) of the Loan Agreement is modified to replace the reference to "the remaining Available Amount" with the following language: "the remaining Available Amount after giving effect to all distributions on such Distribution Date pursuant to clauses “First” through “Tenth” of this Section 5.2(b)"

5.
Clause “Thirteenth” of Section 5.2(b) of the Loan Agreement is modified to replace the reference to "any remaining Available Amount" with the following language: "any remaining Available Amount after giving effect to all distributions on such Distribution Date pursuant to clauses “First” through “Twelfth” of this Section 5.2(b)"

6.
Clause “Thirteenth” of Section 5.2(c) of the Loan Agreement is modified to replace the reference to "the remaining Available Amount;" with the following language: "the remaining Available Amount after giving effect to all distributions on such Distribution Date pursuant to clauses “First” through “Twelfth” of this Section 5.2(c);"

7.
Sub-clause (i) of clause “Fifteenth” of Section 5.2(c) of the Loan Agreement is modified to replace the reference to "the remaining Available Amount," with the following language: "the remaining Available Amount after giving effect to all distributions on such Distribution Date pursuant to clauses “First” through “Fourteenth” of this Section 5.2(c),"

8.
Clause “Seventeenth” of Section 5.2(c) of the Loan Agreement is modified to replace the reference to "any remaining Available Amount" with the following language: "any remaining Available Amount after giving effect to all distributions on such Distribution Date pursuant to clauses “First” through “Sixteenth” of this Section 5.2(c);"

9.
Clause “Twelfth” of Section 5.2(e) of the Loan Agreement is modified to replace the reference to "any remaining Available Amount." with the following language: "any remaining Available Amount after giving effect to all distributions on such Distribution Date pursuant to clauses “First” through “Eleventh” of this Section 5.2(e)."

10.
Article V of the Loan Agreement is amended by inserting the following provision immediately after Section 5.4: “Section 5.5 Lender Valuation. With respect to each Distribution Date, the Administrative Agent shall, within three (3) Business Days prior to the related Calculation Date, provide the Borrower with the Lender Valuation of the Pledged Policies as of such Calculation Date.”

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11.	The definition of Applicable Margin set forth in Annex I to the Loan Agreement is replaced in its entirety to read as follows: ““Applicable Margin” means four and one-half percent (4.50%).”

12.
Clause (iii) of the definition of Borrowing Base set forth in Annex I to the Loan Agreement is replaced in its entirety to read as follows: “(iii) prior to November 9, 2015 only, one hundred percent (100%) of the Debt Service, plus”

13.
The definition of Cash Flow Sweep Percentage set forth in Annex I to the Loan Agreement is replaced in its entirety to read as follows: ““Cash Flow Sweep Percentage” means, with respect to any Distribution Date, (i) if the Net Total Investment Percentage as of the related Calculation Date is less than or equal to fifteen percent (15%) and the aggregate outstanding principal amount of all Advances as of such Calculation Date is greater than $20,000,000, one-hundred percent 100% and (ii) otherwise, (A) if on the related Calculation Date, the Collateral consists of more than seventy-five (75) Pledged Policies insuring the lives of more than seventy-five (75) distinct Insureds and (x) the LTV is equal to or greater than fifty percent (50%), one-hundred percent (100%), (y) the LTV is less than fifty percent (50%) but greater than or equal to twenty-five percent (25%), sixty-five percent (65%) or (z) the LTV is less than twenty-five percent (25%), thirty-five percent (35%) or (B) the Collateral consists of seventy-five (75) or fewer Pledged Policies insuring the lives of seventy-five (75) or fewer distinct Insureds, one-hundred percent (100%).”

14.
The definition of Debt Service set forth in Annex I to the Loan Agreement is replaced in its entirety to read as follows: ““Debt Service” means, on any date of determination, the sum of the accrued interest due on all outstanding Advances that does not equal the Rate Floor.”

15.	Clause (ii) of the definition of Default Rate set forth in Annex I to the Loan Agreement is replaced in its entirety to read as follows: “(ii) six and one-half percent (6.50%).”

16.
The definition of Facility Limit set forth in Annex I to the Loan Agreement is modified to replace the reference to “$300,000,000” therein with a reference to “$250,000,000” and the reference to “April 29, 2018” therein with a reference to “April 29, 2019.”

17.
Annex I to the Loan Agreement is amended by inserting the following definition immediately after the definition of Net Proceeds: ““Net Total Investment Percentage” means, as of any Calculation Date, the fraction, expressed as a percentage, the numerator of which is the positive difference between (x) the Total Investment and (y) the aggregate of the amounts that have been distributed on all prior Distribution Dates pursuant to clauses “Ninth” and “Thirteenth” of Section 5.2(b) of the Loan Agreement and clauses “Thirteenth” and “Seventeenth” of Section 5.2(c) of the Loan Agreement, and the denominator of which is the aggregate outstanding principal amount of all Advances as of such Calculation Date.”

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18.
Clause (ii) of the definition of Required Amortization set forth in Annex I to the Loan Agreement is replaced in its entirely to read as follows: “(ii) the remaining Available Amount after giving effect to all distributions on such Distribution Date pursuant to clauses “First” through “Fifth” of Section 5.2(b) of the Loan Agreement (if no Lender Default is continuing) or clause “First” through sub-clause (b)(iii) of clause “Sixth” of Section 5.2(b) of the Loan Agreement (if a Lender Default has occurred and is continuing), as applicable.”

19.	Schedule 2.1(a) to the Loan Agreement is replaced in its entirety by Schedule 2.1(a) to this Agreement.

20.	Exhibit B to the Loan Agreement is replaced in its entirety by Exhibit B to this Agreement.

21.	Exhibit D to the Loan Agreement is replaced in its entirety by Exhibit D to this Agreement.

22.
AS A MATERIAL INDUCEMENT TO THE LENDER AND THE AGENT TO ENTER INTO THIS AGREEMENT, THE BORROWER, IMPERIAL AND THE PORTFOLIO MANAGER, EACH ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, LEGAL REPRESENTATIVES AND CONSTITUENTS (WHETHER OR NOT A PARTY HERETO) (BORROWER, IMPERIAL, THE PORTFOLIO MANAGER AND SUCH SUCCESSORS, ASSIGNS, LEGAL REPRESENTATIVES AND CONSTITUENTS BEING REFERRED TO HEREIN COLLECTIVELY AND INDIVIDUALLY, AS “OBLIGORS, ET AL.”), HEREBY FULLY, FINALLY AND COMPLETELY RELEASE AND FOREVER DISCHARGE THE LENDER, THE AGENT AND THEIR RESPECTIVE OWNERS, SUCCESSORS, ASSIGNS, AFFILIATES, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, “LENDER, ET AL.”) OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES), DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY THEREOF RELATING TO THE LOAN, AND WAIVE AND RELEASE ANY DEFENSE, RIGHT OF COUNTERCLAIM, RIGHT OF SET-OFF OR DEDUCTION TO THE PAYMENT OF THE INDEBTEDNESS EVIDENCED BY THE LENDER NOTE AND/OR ANY OTHER TRANSACTION DOCUMENT WHICH OBLIGORS, ET AL. NOW HAVE OR MAY CLAIM TO HAVE AGAINST LENDER, ET AL., OR ANY THEREOF, ARISING OUT OF, CONNECTED WITH OR RELATING TO ANY AND ALL ACTS, OMISSIONS OR EVENTS OCCURRING PRIOR TO THE EXECUTION OF THIS AGREEMENT.

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THE BORROWER, IMPERIAL AND THE PORTFOLIO MANAGER HEREBY ACKNOWLEDGE, REPRESENT AND WARRANT TO THE LENDER AND THE AGENT THAT THEY AGREE TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES AND CLAIMS WHICH ARE RELEASED BY THE PROVISIONS HEREOF IN FAVOR OF LENDER, ET AL., AND WAIVE AND RELEASE ALL RIGHTS AND BENEFITS WHICH THEY MIGHT OTHERWISE HAVE UNDER ANY FEDERAL, STATE OR LOCAL LAW OR STATUTE WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES OR CLAIMS.
THE BORROWER, IMPERIAL AND THE PORTFOLIO MANAGER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND EACH OF THE PROVISIONS OF THIS RELEASE. THE BORROWER, IMPERIAL AND THE PORTFOLIO MANAGER FULLY UNDERSTAND THAT THIS RELEASE CONSTITUTES A GENERAL RELEASE, AND THAT IT HAS IMPORTANT LEGAL CONSEQUENCES. THE BORROWER, IMPERIAL AND THE PORTFOLIO MANAGER UNDERSTAND AND CONFIRM THAT THEY ARE HEREBY RELEASING ANY AND ALL RELEASED CLAIMS THAT ANY MAY INDIVIDUALLY HAVE AS OF THE DATE HEREOF. THE BORROWER, IMPERIAL AND THE PORTFOLIO MANAGER HEREBY ACKNOWLEDGE THAT THEY HAVE HAD A FULL AND FAIR OPPORTUNITY TO OBTAIN A LAWYER’S ADVICE CONCERNING THE LEGAL CONSEQUENCES OF THIS RELEASE AND WAIVER.

23.
As an additional material inducement to the Lender and the Agent to enter into this Agreement and to amend certain provisions of the Loan Agreement as provided herein, the Borrower, Imperial and the Portfolio Manager hereby represent and warrant to, and agree with, the Lender and the Agent that, as of the date hereof:

(a)
the Transaction Documents, as amended hereby, are in full force and effect and none of Borrower, Imperial or the Portfolio Manager has any defense, counterclaim or offset to the payment or performance of any of such party’s obligations in regard to the Loan or any of the Transaction Documents, as amended hereby, and the Liens created and granted by the Transaction Documents continue unimpaired and of first priority and secure all existing and future obligations owed to the Lender and/or the Agent in regard to the Loan;

(b)
the representations and warranties of the Borrower, Imperial and the Portfolio Manager set forth in the Transaction Documents are true and correct in all material respects as of the date hereof and are hereby reaffirmed as if such representations and warranties had been made on the date hereof and shall continue in full force and effect; and

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(c)
this Agreement constitutes the legal, valid and binding obligation of the Borrower, Imperial and the Portfolio Manager, enforceable against the Borrower, Imperial and the Portfolio Manager in accordance with the terms hereof.

The representations and warranties of the Borrower, Imperial and the Portfolio Manager contained in this Agreement and in the Transaction Documents shall survive the consummation of the transactions contemplated by this Agreement.

24.
In addition to the documents, instruments and acts described in this Agreement and which are to be executed and/or delivered and/or taken pursuant to this Agreement, the Borrower, Imperial and the Portfolio Manager shall execute and deliver, and/or cause to be executed and delivered, from time to time upon request by the Agent such other documents and instruments, and take such other action, as the Agent may reasonably request or require to more fully and completely evidence and carry out the transactions contemplated by this Agreement.

25.
The Borrower, Imperial and the Portfolio Manager hereby affirm, confirm, ratify, renew and extend the debts, duties, obligations, liabilities, rights, titles, security interests, Liens, powers and privileges created or arising by virtue of the Transaction Documents, as amended hereby, until all of the Loan and all other Obligations have been paid and performed in full. The Borrower confirms that it is fully, unconditionally liable for the payment and performance of the Loan as provided in the Transaction Documents and that neither the Agent nor the Lender has released, forgiven, discharged, impaired, waived or relinquished, and the Agent and the Lender do not hereby release, forgive, discharge, impair, waive or relinquish any rights, titles, interests, Liens, security interests, Collateral, parties, remedies or any other matter with respect to the Loan or any of the Transaction Documents, but rather the Agent and the Lender are expressly retaining and reserving the same to their fullest extent.

26.
Except as expressly amended hereby, all the terms, provisions, debts, duties, Obligations, liabilities, representations, warranties, rights, titles, security interests, Liens, powers and privileges existing by virtue of the Transaction Documents shall be and continue in full force and effect and are hereby acknowledged by the Borrower, Imperial and the Portfolio Manager to be legal, valid, binding and enforceable in accordance with their terms.

27.
This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York and the laws of the United States applicable to transactions within New York, exclusive of any laws relating to conflicts of law.

28.
This Agreement shall constitute a Transaction Document and shall be binding upon the parties hereto and their respective successors and assigns. Nothing contained herein shall act to amend or modify any of the provisions of the Transaction Documents which restrict or prohibit assignment or transfer.

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29.
Neither this Agreement nor any provision of any of the other Transaction Documents may be waived, modified or amended, except by an instrument in writing signed by the party against which the enforcement of such waiver, modification or amendment is sought, and then only to the extent set forth in such instrument.

30.
This Agreement constitutes the entire agreement between the parties in regard to the amendment of the Loan and the Loan Agreement effected hereby, and supercedes all prior agreements and understandings, if any, between the parties relating to the amendment of the Loan and the Loan Agreement.

31.
This Agreement may be signed in multiple counterparts and each shall be deemed to be an original, and the facsimile transmission of executed counterpart agreements shall be deemed to be an originally executed agreement; provided that executed original documents are provided to the parties promptly following such facsimile transmission.

32.
The Borrower agrees to pay and/or reimburse the Agent and the Lender for all costs and expenses incurred by the Agent and/or the Lender in regard to the amendment of the Transaction Documents effected hereby.

EXECUTED as of the day and year first above written.

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WHITE EAGLE ASSET PORTFOLIO, LP, as Borrower
By: White Eagle General Partner, LLC, its General Partner
By: /s/ Richard S. O'Connell, Jr.______________ Name: Richard S. O'Connell, Jr. Title: President

IMPERIAL FINANCE & TRADING, LLC, as Initial Servicer, Initial Portfolio Manager and Guarantor

By: /s/ Richard S. O'Connell, Jr.______________ Name: Richard S. O'Connell, Jr. Title: Chief Financial Officer

LAMINGTON ROAD BERMUDA LTD., as Portfolio Manager

By: /s/ Richard S. O'Connell, Jr.______________ Name: Richard S. O'Connell, Jr. Title: President

LENDER:
LNV CORPORATION

By: /s/ Jacob Cherner_______________________ Name: Jacob Cherner Title: Executive Vice President

ADMINISTRATIVE AGENT:
CLMG CORP.

By: /s/ James Erwin________________________ Name: James Erwin Title: President

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•    Schedule 2.1(a)

Lenders’ Commitments
Lender	Commitment
LNV Corporation	$250,000,000

•EXHIBIT B
FORM OF LENDER NOTE
[New York, New York]
Up to $[250,000,000]     [__], 20[___]
FOR VALUE RECEIVED, the undersigned, White Eagle Asset Portfolio, LP, a Delaware limited partnership (the “Borrower”) promises to pay to the order of [___], a [___] (together with its successors and permitted assigns, the “Lender”), in its capacity as a Lender, the aggregate unpaid principal amount of all Advances made by the Lender to, or for the benefit of, the Borrower, as recorded either on the grid attached to this Note or in the records of the Lender (and such recordation shall constitute prima facie evidence of the information so recorded; provided, however, that the failure to make any such recordation shall not in any way affect the Borrower’s obligation to repay this Note). The principal amount of each Advance evidenced hereby shall be payable on or prior to the Maturity Date as provided in the Loan Agreement. Borrower also promises to pay to the Lender all other Obligations (which, for the avoidance of doubt, may exceed $[250,000,000]).
The Borrower further promises to pay interest on the unpaid principal amount of this Note from time to time outstanding, payable as provided in the Loan Agreement, at the rates per annum provided in the Loan Agreement; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by Applicable Law. All payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America at the office of the Lender as provided in the Loan Agreement, in immediately available funds.
This Note is one of the Lender Notes referred to in that certain Amended and Restated Loan and Security Agreement, dated as of May 16, 2014 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrower, the financial institutions party thereto, as Lenders, [CLMG Corp.], as Administrative Agent, Imperial Finance & Trading, LLC, as Initial Servicer, Initial Portfolio Manager and Guarantor, and Lamington Road Bermuda Ltd., as Portfolio Manager. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Annex I to the Loan Agreement. In the event of any conflict between any term or provision of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern and control. This Note is secured pursuant to the security interests granted in the Loan Agreement and the other Transaction Documents and reference is hereby made to the Loan Agreement and the other Transaction Documents for a statement of the terms and provisions of such security interests.
All parties now or hereafter liable with respect to this Note, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor and notice of the existence or nonpayment of all or any of the Advances.

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Upon the occurrence of any Event of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Loan Agreement.
This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in such State, excluding choice of law principles of the laws of such State that would require the application of the laws of a jurisdiction other than such State.
IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized officer as of the day and year first above written.
WHITE EAGLE ASSET PORTFOLIO, LP
By: White Eagle General Partner, LLC, a Delaware limited liability company, its General Partner
By:__________________________________
Name:
Title:

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GRID ATTACHED TO NOTE DATED [_____], 20[___] WHITE EAGLE ASSET PORTFOLIO, LLC, AS BORROWER PAYABLE TO THE ORDER OF [____]
Date	Amount of Advance	Outstanding Principal Balance	Interest Rate	Interest Period	Notation Made By

•EXHIBIT D
FORM OF CALCULATION DATE REPORT
Calculation Date Report
Dated as of __________
For the Distribution Date occurring on ________

I.	Account Balances as of the dated of this Calculation Date Report are as follows:

Collection Account	$_______________
Payment Account	$_______________
Borrower Account	$_______________
Escrow Account	$_______________

II.
Prior to the Partial Repayment Date, so long as an Unmatured Event of Default or an Event of Default has not occurred and is not continuing, funds on deposit in the Collection Account shall be distributed as provided in the following stages of the Priority of Payment pursuant to Section 5.2(b) of the Amended and Restated Loan and Security Agreement:

First:	$_______________
Second:	$_______________
Third:	$_______________
Fourth:	$_______________
Fifth:	$_______________
Sixth:	$_______________
Seventh:	$_______________
Eighth:	$_______________
Ninth:	$_______________
Tenth:	$_______________
Eleventh:	$_______________
Twelfth:	$_______________
Thirteenth:	$_______________

III.
Prior to the Partial Repayment Date, if an Unmatured Event of Default or Event of Default has occurred and is continuing and is not waived in writing by the Required Lenders, funds on deposit in the Collection Account shall be distributed as provided in the following stages of the Priority of Payments pursuant to Section 5.2(c) of the Amended and Restated Loan and Security Agreement:

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First:	$_______________
Second:	$_______________
Third:	$_______________
Fourth:	$_______________
Fifth:	$_______________
Sixth:	$_______________
Seventh:	$_______________
Eighth:	$_______________
Ninth:	$_______________
Tenth:	$_______________
Eleventh:	$_______________
Twelfth:	$_______________
Thirteenth:	$_______________
Fourteenth:	$_______________
Fifteenth:	$_______________
Sixteenth:	$_______________
Seventeenth:	$_______________

IV.
Following the Partial Repayment Date, funds on deposit in the Collection Account shall be distributed in the following stages of the Priority of Payments pursuant to Section 5.2(e) of the Amended and Restated Loan and Security Agreement:

First:	$_______________
Second:	$_______________
Third:	$_______________
Fourth:	$_______________
Fifth:	$_______________
Sixth:	$_______________
Seventh:	$_______________
Eighth:	$_______________
Ninth:	$_______________
Tenth:	$_______________
Eleventh:	$_______________
Twelfth:	$_______________

Net Total Investment Percentage as of the related Calculation Date: [___]

The undersigned hereby certifies that the information set forth in this Calculation Date Report is true and correct.
White Eagle Asset Portfolio, LP, as Borrower

By:__________________________________
Name:
Title:

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